Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of January 17, 2020 (this “Amendment”), is entered into among INTERNATIONAL FLAVORS & FRAGRANCES INC., INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V., INTERNATIONAL FLAVORS & FRAGRANCES I.F.F. (NEDERLAND) B.V. AND INTERNATIONAL FLAVORS & FRAGRANCES (GREATER ASIA) PTE. LTD. (collectively, the “Borrowers”), the Lenders signatory hereto and CITIBANK, N.A., as administrative agent (in such capacity, the “Agent”).

WHEREAS, the Borrowers, the Lenders from time to time party thereto and the Agent have entered into that certain Credit Agreement, dated as of November 9, 2011 (as amended and restated on December 2, 2016, as amended as of May 21, 2018, amended and restated as of June 6, 2018, amended on July 13, 2018 and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Borrowers, the Lenders party hereto (constituting the Required Lenders) and the Agent have agreed to amend the Credit Agreement as provided for herein.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings given in the Credit Agreement.

2. Amendment. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions thereto, in the appropriate alphabetical order:

“Amendment No. 3” means that certain Amendment No. 3 to Credit Agreement, dated as of July 13, 2018, among the Borrowers, certain Lenders signatory thereto and the Agent.

“Amendment No. 4” means that certain Amendment No. 4 to Credit Agreement, dated as of January 17, 2020, among the Borrowers, certain Lenders signatory thereto and the Agent.

“Neptune” means Nutrition & Biosciences, Inc., a Delaware corporation and any successor by merger thereto pursuant to the Neptune Transactions.

“Neptune Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of December 15, 2019 (together with the exhibits and schedules thereto), among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc., the Company and Neptune Merger Sub I Inc., a wholly owned subsidiary of the Company, as amended and in effect from time to time.

“Neptune Closing Date” means the date on which the spin-off of Neptune from DuPont de Nemours, Inc. and the acquisition of Neptune by the Company contemplated in the Neptune Acquisition Agreement and the Neptune Separation Agreement are consummated in accordance with the terms of the Neptune Acquisition Agreement and the Neptune Separation Agreement, as applicable.

“Neptune Debt” means any Debt in an aggregate principal amount in excess of $250,000,000 incurred by Neptune or any other Subsidiary of the Company for the purposes of financing the Neptune Transactions.

“Neptune Separation Agreement” means that certain Separation and Distribution Agreement, dated as of December 15, 2019 (together with the exhibits and schedules thereto), by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc., and the Company, as amended and in effect from time to time.

“Neptune Transactions” means the transactions contemplated by the Neptune Acquisition Agreement and the Neptune Separation Agreement and the other transactions related to the foregoing.

“Subsidiary Guarantor” means any Subsidiary of the Company that has become party to a Subsidiary Guaranty from time to time.

“Subsidiary Guaranty” means a guaranty of the Borrowers’ obligations hereunder by one or more Subsidiaries of the Company in favor of the Agent and the Lenders, in form and substance reasonably satisfactory to the Agent and the Company.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Loan Documents” to read as follows:

“Loan Documents” shall mean this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, any Subsidiary Guaranty, any Note and each Designation Agreement.

(c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Loan Party” to read as follows:

“Loan Party” means the Company, each other Borrower and each Subsidiary Guarantor (if any).

(d) Section 1.01 of the Credit Agreement is hereby amended by amending clause (l) of the definition of “EBITDA” to add the words “and the Neptune Transactions” after the words “costs and expenses incurred in connection with the Palate Transactions”.

(e) Section 5.01 of the Credit Agreement is hereby amended by adding the following new clause (j) at the end thereof:

(j) Subsidiary Guarantors. The Company shall immediately notify the Agent upon the Company becoming a guarantor of any Neptune Debt, and concurrently therewith, the Company shall cause Neptune and/or the applicable Subsidiary that in each case incurred such Neptune Debt to (i) become a Subsidiary Guarantor by executing and delivering to the Agent a counterpart of (or a supplement to) the Subsidiary Guaranty and (ii) deliver to the Agent documents of the types referred to in clauses (d)(ii), (d)(iii), (d)(iv) and (e) of Section 3.01, all in form and substance reasonably satisfactory to the Agent. Each Subsidiary Guarantor shall be automatically released from its obligations under any Subsidiary Guaranty upon either (x) such Subsidiary Guarantor ceasing to be a Subsidiary of the Company as a result of a transaction permitted hereunder or (y) the Company ceasing to guarantee any Neptune Debt of such Subsidiary Guarantor. The Lenders irrevocably authorize the Agent (1) to enter into any Subsidiary Guaranty and (2) to, at the sole expense of the Company, execute and deliver any documentation reasonably requested by the Company or any Subsidiary Guarantor to evidence any release in accordance with the immediately preceding sentence.

(f) Section 5.02(b) of the Credit Agreement is hereby amended by amending and restating the last paragraph thereof to read as follows:

provided, in each case, that no Event of Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom; provided further that notwithstanding anything to the contrary in this Section 5.02(b), (x) the Palate Acquisition and (y) the Neptune Transactions shall be permitted.

(g) Section 5.02(e) of the Credit Agreement is hereby amended by adding the following new clause (x) at the end thereof (and deleting “and” at the end of clause (viii) and deleting the period at the end of clause (ix) and inserting “; and”):

(x) Debt of Subsidiaries of the Company that are Subsidiary Guarantors.

(h) Section 5.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.03 Financial Covenant. So long as any Advance shall remain unpaid, or any Lender shall have any Commitment hereunder:

(x) prior to the Palate Closing Date, the Company shall maintain a Leverage Ratio as of the end of any Relevant Period of not more than 3.50 to 1.00;

(y) on and after the Palate Closing Date but prior to the Neptune Closing Date, the Company shall maintain a Leverage Ratio as of the end of any Relevant Period of not more than 4.50 to 1.00, which limit shall step down to (i) 4.25 to 1.00 as of the end of the third full fiscal quarter ended after the Palate Closing Date, (ii) 4.00 to 1.00 as of the end of the fifth full fiscal quarter ended after the Palate Closing Date and (iii) 3.50 to 1.00 as of the end of the ninth full fiscal quarter after the Palate Closing Date; provided that commencing on and after the later of (1) the termination of the Neptune Acquisition Agreement in accordance with its terms and (2) the end of the eighth full fiscal quarter after the Palate Closing Date, if the Company consummates an acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, for which it paid at least $500,000,000 in consideration (a “Qualifying Acquisition”), the maximum Leverage Ratio shall step up to no greater than 3.75 to 1.00, which shall be reduced to 3.50 to 1.00 as of the end of the third full fiscal quarter after such Qualifying Acquisition; and

(z) on and after the Neptune Closing Date, the Company shall maintain a Leverage Ratio as of the last day of any Relevant Period of not more than:

(i) 4.50 to 1.00 until and including the last day of the third full fiscal quarter after the Neptune Closing Date, (ii) then 4.25 to 1.00 until and including the last day of the sixth full fiscal quarter after the Neptune Closing Date and (iii) thereafter 3.50 to 1.00; provided that, commencing after the last day of the sixth full fiscal quarter after the Neptune Closing Date, if the Company consummates a Qualifying Acquisition, the maximum Leverage Ratio shall step up to no greater than 3.75 to 1.00 for the three full fiscal quarters after such Qualifying Acquisition, which shall be reduced to 3.50 to 1.00 after the last day of the third full fiscal quarter after such Qualifying Acquisition.

(i) Article 9 of the Credit Agreement is hereby amended by adding the following new Section 9.21 at the end thereof:

SECTION 9.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(i) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the Laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the Laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(ii) As used in this Section 9.21, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

3. Effectiveness. This Amendment will become effective upon the date on which the following conditions precedent are first satisfied (the “Amendment Effective Date”):

(a) The Agent shall have received from each Borrower and from the Required Lenders an executed counterpart of this Amendment (or photocopies thereof sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original).

(b) The Agent shall have received a certificate, dated the Amendment Effective Date and signed by a duly authorized officer of the Company, confirming (i) the representations and warranties set forth in this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date and (ii) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default.

(c) The Agent shall have received all expenses due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced two (2) Business Days prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement.

4. Representations and Warranties. Each Borrower severally, and not jointly with the other Borrowers, represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by such Borrower in Section 4.01 of the Credit Agreement is true in all material respects on and as of the date hereof as if made on and as of the date hereof, except (i) to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date or (ii) to the extent that such representations and warranties are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true in all respects, and (b) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default.

5. Effect of the Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the Swing Line Banks under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, amended and restated, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

6. Miscellaneous. The provisions of Sections 9.02 (Notices, Etc.); 9.03 (No Waiver; Remedies); 9.04 (Costs and Expenses) (except clauses (c) and (d) thereof); 9.08 (Confidentiality); 9.10 (Governing Law; Jurisdiction; Etc.); 9.11 (Execution in Counterparts); 9.14 (Acknowledgement and Consent to Bail-In of EEA Financial Institutions); and 9.19 (Waiver of Jury Trial) of the Credit Agreement shall apply with like effect to this Amendment. This Amendment shall be a “Loan Document” for all purposes under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INTERNATIONAL FLAVORS & FRAGRANCES INC.,

By:	/s/ John Taylor
Name: John Taylor
Title: Treasurer

INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V.,

By:	/s/ Jeroen Henricus Maria van Noorden
Name: Jeroen Henricus Maria van Noorden
Title: Managing Director

INTERNATIONAL FLAVORS & FRAGRANCES I.F.F. (NEDERLAND) B.V.,

By:	/s/ Jeroen Henricus Maria van Noorden
Name: Jeroen Henricus Maria van Noorden
Title: Managing Director

INTERNATIONAL FLAVORS & FRAGRANCES (GREATER ASIA) PTE. LTD.,

By:	/s/ Kane Koh
Name: Kane Koh
Title: Director

[Signature Page to Amendment No. 4 to Credit Agreement]

CITIBANK, N.A.,
as Agent and as a Lender

By:	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ Subhalakshmi Ghosh-Kohli
Name: Subhalakshmi Ghosh-Kohli
Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Signature Page to Amendment No. 4 to Credit Agreement]

BNP Paribas Fortis S.A./N.V.
as a Lender

By:	/s/ Geert Schepens
Name: Geert Schepens
Title: Head of Multinational Corporates Belgium

By:	/s/ Victor Van Opdenbosch
Name: Victor Van Opdenbosch
Title: Executive Director

[Signature Page to Amendment No. 4 to Credit Agreement]

MUFG Bank, Ltd.
as a Lender

By:	/s/ Oscar Cortez
Name: Oscar Cortez
Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Credit Agreement]

ING Bank N.V., Dublin Branch
as a Lender

By:	/s/ Louise Gough
Name: Louise Gough
Title: Vice President

By:	/s/ Padraig Matthews
Name: Padraig Matthews
Title: Director

[Signature Page to Amendment No. 4 to Credit Agreement]

U.S. Bank National Association
as a Lender

By:	/s/ Paul E. Rouse
Name: Paul E. Rouse
Title: Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

Wells Fargo Bank, National Association
as a Lender

By:	/s/ Denis Waltrich
Name: Denis Waltrich
Title: Director

[Signature Page to Amendment No. 4 to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Robert Levins
Name: Robert Levins
Title: Senior Credit Manager

[Signature Page to Amendment No. 4 to Credit Agreement]

Standard Chartered Bank
as a Lender

By:	/s/ James Beck
Name: James Beck
Title: Associate Director

[Signature Page to Amendment No. 4 to Credit Agreement]

CoBank, ACB
as a Lender

By:	/s/ Andy Shockley
Name: Andy Shockley
Title: Assistant Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]